UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 6, 2009

Brazos International Exploration, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-53336    01-0884561

(Commission File Number)     (IRS Employer Identification No.)

2819 Fort Hamilton Parkway, Brooklyn, NY                    11218

    (Address of Principal Executive Offices)                  (Zip Code)

917.586.2118

 (Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)

On August 6, 2009 the Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public accounting firm. On the same date, August 6, 2009,  the accounting firm of Madsen & Associates, CPAs Inc. was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Madsen & Associates, CPAs Inc. as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended March 31, 2009 had a going concern qualification in the registrant's audited financial statements.

The PCAOB has revoked the registration of Moore and Associates Chartered, on August 27th, 2009 because of violations of PCAOB rules and quality controls standards, and section 10(b) of the securities exchange act of 1934and rule 10b-5theereunder, and non cooperation with a board investigator.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

b)

On August 6, 2009, the registrant engaged Madsen & Associates, CPAs Inc. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Madsen & Associates, CPAs Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

We are unable to obtain an amended 16.1 exhibit at this time.  We have attached the original 16.1 exhibit.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.   Exhibits

16.1  Letter from Moore and Associates, Chartered, dated August 6, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/David J. Keating

Date: September 4, 2009

           David J. Keating, President